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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04750

Fenimore Asset Management Trust
(Exact name of registrant as specified in charter)

384 North Grand Street, P.O. Box 399 Cobleskill, New York	12043
(Address of principal executive offices)	(Zip code)

Thomas O. Putnam

Fenimore Asset Management Trust 384 North Grand Street, P.O. Box 399 Cobleskill, New York, 12043
(Name and address of agent for service)

Registrant's telephone number, including area code:	518-234-7400

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

FAM FUNDS

In-depth research. Insightful investing.

SEMI-ANNUAL REPORT | *June 30, 2018*

Value Fund
Investor Share Class and Institutional Share Class

Equity-Income Fund
Investor Share Class

Small Cap Fund
Investor Share Class and Institutional Share Class

Table of Contents

Chairman’s Commentary	1
FAM Value Fund	4
Letter to Shareholders	4
Portfolio Data	10
Schedule of Investments	12
FAM Equity-Income Fund	16
Letter to Shareholders	16
Portfolio Data	20
Schedule of Investments	22
FAM Small Cap Fund	25
Letter to Shareholders	25
Portfolio Data	30
Schedule of Investments	32
Statements of Assets and Liabilities	35
Statements of Operations	36
Statements of Changes in Net Assets	37
Notes to Financial Statements	40
Expense Data	55
Supplemental Information	57
Privacy Policy	59

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

Chairman’s Commentary

June 30, 2018

Dear Fellow Shareholder,

The S&P 500 Index began this year just as last year ended — up and to the right. At its high on January 26, the Index was up nearly 7.5%; however, investors were reminded that equity markets can, in fact, be volatile as the S&P fell more than 10% in less than two weeks. It then vacillated to a mid-year close of 2.65%. There are several reasons for the return of these price swings, but the following changes stand out in our opinion: inflation, interest rates, trade, and taxes. Having a strong foundation gives us the confidence to stick to our time-tested process during volatile times and our team gets energized about the possibility of buying stock in quality businesses at bargain prices.

Volatility1

After a very calm 2017, the return of volatility to U.S. stock markets has been the focus of many news stories. Looking at one measure of volatility — the number of days the S&P 500 moves +/- 1% — the difference is clear when comparing last year to this year. Throughout 2017, that number was only eight days which was a record low. In just the first half of 2018, it moved +/- 1% for 36 days.

For long-term, patient, value investors, price volatility can create opportunities — especially when combined with healthy economic fundamentals. This has, indeed, been the case. Fenimore Asset Management, the investment advisor to FAM Funds, purchased stock in six new businesses and added to 17 existing positions among the Funds. Additionally, our research analysts have visited or spoken with 100 management teams of “new ideas” and added many prospects to our roster. We continue to have a positive outlook for stocks over the long term.

Inflation

Similar to volatility, signs of inflation resurfaced in 2018. While a little bit of inflation is good for an economy, too much can erode wealth. In our 2017 year-end letter, we wrote that inflation was a worry as we noticed more of our management teams were contending with rising costs. Soon after the letter went out, it is likely that investors became nervous by strong wage growth in the January employment report and this sent stocks careening into correction territory by mid-February. However, in addition to rising wages, commodity, energy, and transportation costs have increased as well. These costs are forcing some corporations to raise prices in order to maintain profits.

One indicator of a quality business (a primary filter for FAM Funds’ holdings) is the ability to raise prices without much pushback from customers. Overall, our portfolio companies have been successful in doing so, but it is something we continue to watch.

1	FactSet & Bloomberg, 2018

Chairman’s Commentary

Interest Rates

Interest rate levels are notoriously difficult to explain, let alone predict, but higher inflation expectations are a reason for rising interest rates. Rising rates often indicate stronger economic activity, but can have a dampening effect on business values and equity prices through a combination of higher corporate and investor borrowing costs, an increase in the relative attractiveness of fixed income investments, and lower earnings multiples.

We believe that our aversion to companies with a lot of debt, as well as our more recent strategic avoidance of firms that suffer with higher interest rates, has put overall portfolio holdings in a good position should rates continue to rise.

Tariffs and Trade

The President is increasing tariffs, among other tactics, in an attempt to make good on his campaign promise to improve the relative competitiveness of American businesses. This is leading to increased tensions with some of our largest trading partners while creating uncertainty and volatility in equity markets.

Nobody knows what will happen from these maneuvers or their eventual impact on business values. At the same time, our holdings’ management teams are implementing plans to help lessen the negative impacts of the various anticipated scenarios.

Tax Reform — The Upside

Lower taxes are a big reason why S&P 500 earnings have grown more than 20% so far this year. Overall, this change has increased the after-tax earnings power of U.S. enterprises and, thus, their values. Specifically, the bill lowered the corporate income tax rate from 35% to 21%. However, we estimated that effective tax rates were going to be somewhere in between. For the companies we follow, most ended up in the range of 24% to 27% which, in most cases, is a considerably lower rate than they used to pay.

While the lowering of the tax rate created a one-time boost in earnings, tax reform is also increasing economic activity as many companies are investing a portion of their tax savings back into their operations. We are seeing this in the form of raising wages, enhancing benefits, hiring more employees, building plants, acquiring new firms, and increasing research budgets. These dynamics have helped push consumer and business confidence to new highs creating a virtuous cycle of economic growth. We believe that this should continue to benefit our investments.

Chairman’s Commentary

Outlook

Despite the rise in macroeconomic headwinds, the fundamental backdrop for American businesses looks great from our viewpoint. Confidence appears to be high, corporations are investing, consumers are spending, and global growth is driving export demand. The companies represented in the S&P 500 are expected to grow revenues by more than 8% this year which, if accomplished, would be even faster than last year.

Rest assured, despite the hype, 2018’s volatility is normal when looking at historical data. It is important for investors to keep stock price fluctuations in perspective. To reiterate, our team views volatility as an opportunity to invest in high-quality businesses at a discount as we seek to build your wealth over time. Given the positive results that we are currently observing at the company level, we believe that it continues to be a favorable environment for investing. Of course, we are monitoring inflation, interest rates, and trade issues. At the same time, we are excited by the volatility they have created — and hope you are as well — as we continually seek to improve the overall quality of FAM Funds’ investments.

Please call us at (800) 932-3271 if you have any questions or need some reassurance. We also welcome you to visit us in our Albany or Cobleskill offices. Thank you for the ongoing trust and confidence that you place in us.

Thomas O. Putnam, Chairman

Research Team

Andrew F. Boord
John D. Fox, CFA
Kevin D. Gioia, CFA
Paul C. Hogan, CFA
William W. Preston, CFA
Drew P. Wilson, CFA

FAM Value Fund

June 30, 2018

Dear Fellow Value Fund Shareholder,

Stocks began the year on a tear with the U.S. stock market up more than 5% by the end of January. However, things changed quickly as the market declined 10% from its high by the second week of February. The speed of the decline caught some investors by surprise and there were a number of articles about the return of volatility. After a few more ups and downs, the market generated a small gain for the first six months. The news in the second quarter was focused on the possibility of trade tariffs implemented by the U.S.A. and its main trading partners.

Performance Detail

At June 30, 2018, the net asset value of the Investor Shares of the FAM Value Fund was $73.91. This represents an increase of 0.53% from the beginning of the year. For comparison, the S&P 500 Index increased 2.65% and Russell Midcap Index increased 2.35%.

Performance*	Year-to-Date	1-Year	3-Year	5-Year	10-Year	Since Inception (1/2/87)
FAM Value Fund	0.53%	11.62%	9.77%	11.69%	9.90%	10.50%
Russell Midcap Index	2.35%	12.33%	9.58%	12.22%	10.23%	11.65%
S&P 500 Index	2.65%	14.37%	11.93%	13.42%	10.17%	10.44%

*

The performance results shown are for the Investor Shares of the Fund. The Fund also offers Institutional Shares, which commenced operations on January 3, 2017, and therefore have a limited performance history. Because of the differences in the level of fees paid by the Investor Shares and the Institutional Shares, performance results for each share class will differ.

Best Performers

The best performer for the first six months of the year, on a dollar-weighted basis, was CDW Corp. (CDW) with a total gain of $10.05 million. We have owned CDW twice in the last decade. We originally invested in the business in 2004 and owned the stock until it was acquired by a private equity firm in 2007. In 2013, the company was taken public again by the private equity owners. After the public offering, we kept our eye on CDW making our first purchases in January 2014 in the mid-20s per share. The corporation had a little too much debt, but we were assured that management would use their significant free cash flow to reduce debt to a reasonable level. This is exactly what happened. In addition to reducing debt, their sales and earnings have grown nicely and the stock is above $80 per share resulting in an excellent return over four years.

The second-best performer was Interpublic Group of Companies (IPG) with a total gain of $6.62 million. IPG is a global advertising agency headquartered in New York City. Interestingly, the stock was on our worst-performers list in 2017 as investors became concerned about the

FAM Value Fund

future of advertising agencies in the face of new competition from Google and Facebook. However, IPG’s first quarter results showed some of the strongest growth in the industry and reduced these fears. As a result, the stock price has increased 16% year-to-date.

The third-best performer was EOG Resources (EOG) with a gain of $5.82 million. EOG is an energy producer which has benefited from the increase in oil prices. The price of oil has increased significantly over the last year benefiting energy producers of all types. We like EOG due to their two-pronged strategy of focusing on rate of return – versus production growth – and maintaining a strong balance sheet. After the 2014 collapse in oil prices, the firm focused their strategy to only drilling wells where they believed they could make a 30% return at $40 per barrel of oil. Furthermore, they committed to investing only their operating cash flow and not borrowing additional sums to fund production. Today, these decisions have given EOG a high return on capital and what we think is an excellent balance sheet compared to the rest of the industry.

Worst Performers

The worst performer year-to-date, on a dollar-weighted basis, was Illinois Tool Works (ITW) with a loss of -$7.08 million. ITW is a diversified industrial company serving a number of end markets including automobile manufacturers, food equipment, and welding equipment. Management has increased profit margins over the years using their “80/20” operating system. Under this structure, management focuses on the 20% of customers that account for 80% of the revenues. As a result, operating margins have increased from 16% five years ago to more than 23% in the latest fiscal year. We believe the stock has declined because ITW is a global supplier to the automobile industry which is in the crosshairs of the current global trade dispute. After the decline from its peak, the stock seems reasonably priced trading right at its 10-year average price-earnings ratio.

The second-worst performer was Mohawk Industries (MHK) with a loss of -$6.39 million. Mohawk is one of the two leading flooring producers in the United States and is headquartered in Calhoun, Georgia, an area of the country known as the “Carpet Capital of the World.” We believe the stock is down for two reasons. The first is an industry-related issue. It is our observation that many businesses that supply the housing industry have declined year-to-date. This could be due to concerns about input cost inflation and the ability of these corporations to pass along price increases to their customers. Mohawk has a long history of passing along raw material increases, as needed, and reducing costs in their manufacturing operations. If there is a raw material price increase, then the impact should be short-lived. The second reason we think the stock is down is a company-specific matter. It is due to a large capital investment program Mohawk is undertaking to increase capacity in luxury vinyl tile. We recently met with management at their headquarters to discuss this issue and came away thinking that they would be judicious in adding capacity. We continue to like Mohawk’s competitive position and its owner-operator management.

FAM Value Fund

The third-worst performer was Patterson Companies (PDCO) with a loss of -$5.24 million. Patterson is a distributor of dental and veterinary supplies and has been struggling for some time, so we were encouraged when the board of directors named a new CEO in November 2017. New management is often a catalyst for change and can lead to excellent stock returns. A recent example in our Fund is FLIR Systems, which has appreciated nicely in the last year after a new CEO implemented needed change. Unfortunately, there has been little change implemented at Patterson. We are disappointed that the new CEO has not even announced a fresh strategy. After a recent earnings report, we took advantage of a significant increase in their stock price to sell the Fund’s position. At the same time, we believe there are opportunities in this industry as a litany of bad news, from potential new competition to an FTC lawsuit, has caused stock prices to decline to interesting levels. As a result, we took advantage of negative industry reports to acquire shares of Patterson’s competitor – Henry Schein (HSIC).

Portfolio Activity

Purchases

During the first half of this year, we purchased one new position, Henry Schein (HSIC), and added a small amount to three existing holdings: Air Products & Chemicals (APD), Dollar General Corp. (DG), and Mohawk Industries (MHK).

As mentioned, our new holding is Henry Schein. Schein is a distributor of dental, medical, and veterinary products to office-based practices. The main product categories are consumables, equipment, and software. It is a global enterprise with one-third of its sales outside of the United States. Our team has long admired the firm and its management. The business has a long track record of success with a 10-year sales growth rate of almost 8% per year and eight consecutive years of earnings per share growth. This strong performance has always been reflected in the valuation of Schein’s stock. Over the last 10 years, the stock has had an average price-earnings ratio of nearly 19 times earnings and has regularly traded above 20 times earnings. Given the uncertainty in the industry, we were able to purchase the stock in the first quarter at less than 17 times earnings.

Since our purchase, Schein reported solid first quarter earnings with positive organic sales growth in all segments. Additionally, management is taking steps to unlock shareholder value through the creation of a software joint venture and the spin out of their veterinary business into a separate entity. While there are questions about the role of distributors in the dental industry going forward, we believe Schein’s lead over the other players and the proactive moves by management should result in a higher stock price.

Sales

During 2018’s first six months, we completed two full sales: Loews Corp. (L) and Patterson Companies (PDCO) which we detailed above. We also sold half of our holdings in Franklin Resources (BEN).

FAM Value Fund

Loews Corp. is a holding company in New York City managed by the Tisch family. Loews has five primary assets: a partial ownership in three public enterprises (Boardwalk Pipeline, CNA Insurance, and Diamond Offshore) and full ownership of Loews Hotels and Consolidated Container Company. In addition, there is a multibillion-dollar investment portfolio. It is fairly simple to add up the value of the pieces and determine a per share value. The challenge has been that the public stock price of the parent, Loews Corp., has always traded at a significant discount to the sum of the parts. We believe this is due to the poor capital allocation decisions of management. After observing management’s decisions over a few years, we determined the company’s value was growing at only a modest rate and that it was unlikely that the discount to fair value would close. We sold the stock when the market was roaring in January after a 40% increase in Loews stock price from two years earlier.

We sold half of our shares in longtime holding Franklin Resources. Franklin is a global asset manager with approximately $700 billion in assets under management. The firm owns several brands including Franklin Funds, Mutual Shares, and Templeton. Franklin has been challenged by new competitors and poor performance in some of its large mutual funds. While we were certainly aware of these challenges, we were holding the stock for two reasons – it was cheap on a price-earnings multiple basis and Franklin should benefit from changes in the new tax law. Franklin held billions of dollars in cash overseas and should have benefited from any change in the tax laws allowing U.S. corporations to bring cash home on a favorable basis. Of course, the tax law did change, but when management announced their plans for the billions parked overseas both we and the market were disappointed. We sold the shares in March after receiving $3.23 per share in dividends.

Outlook

Do Not Try To Time The Market

We are writing this letter at an interesting time, June 30, 2018. This is because 10 years ago we were just a few months away from the collapse of Lehman Brothers, AIG, money market funds, and other events from the “Financial Crisis” and “Great Recession.” So, you might be surprised to read that it was a great time to buy stocks! For investors who did not need short-term access to their investments and had a long-term (five years plus) time horizon, it was a good opportunity to buy. The trailing 10-year average annual return on the FAM Value Fund at June 30, 2018 was 9.90%. What this means is that if a shareholder purchased $10,000 of the Fund on June 30, 2008, they would have more than $25,000 today (this assumes all dividends and capital gains were reinvested).1 Of course, the shareholder had to remain invested, which was not easy given all the negativity during the ensuing two years. However, the market recovered and reached new, all-time highs.

1

Cumulative performance of a hypothetical $10,000 investment in FAM Value Fund. The returns are net of the Fund’s expenses, but do not reflect the payment of any brokerage commissions or brokerage costs incurred as a result of buying or selling FAM Value Fund shares or trading FAM Value Fund shares on an exchange and do not reflect the deduction of taxes to which an investor would be subject as a result of owning or selling shares of FAM Value Fund. If they did, the returns would be lower than those shown.

FAM Value Fund

The Importance Of Management

You may have noticed a few spots in this letter where we mentioned our reaction to what management had done as motivation for us to buy or sell a stock. Our research analysts believe that one of the most important aspects that determines an investment’s long-term success is the quality of management. Accordingly, we continue with our objective that an analyst should meet face-to-face with the leaders of each Fund holding at least once a year. Given our long holding period, we have been meeting with some management teams for more than a decade and have gotten to know them very well.

When we meet with management, we are looking for two qualities – honesty and ability. As the Co-CEO of Markel Corporation, Tom Gayner, says, “If management is honest, but not able then no one will make money. If management is able but not honest, they will make money but not the shareholders.” Ability comes in two categories – business operations and capital allocation.

Operating skill is the ability to have the right strategy and execute. Good operators have a track record of growing sales, increasing margins, and generating a growing stream of cash profits.

Skill at capital allocation is different. Capital allocation is the ability to maximize the use of the company’s assets and cash flow. The decisions that management makes in this area are critical to investment success. This is very important to the Fund’s holdings because, by design, we seek to invest in enterprises that generate more cash than they need to run the operation. Our longtime holding Brown & Brown is a great example. Last year, Brown & Brown generated $442 million of cash flow and required only $24 million of investment back into the firm. In this case, the management team has more than $400 million to allocate on behalf of the shareholders. Their decisions on what to do with that “extra” cash are extremely important to future stock returns.

What We Look For In A Stock

In addition to high-quality leaders, we continue to look for investments that have three other attributes.

The first characteristic is a business that we can understand that is protected by some competitive advantage. In order to value a company, you need to have some sense of future sales and profits. While this is always difficult to forecast, it becomes virtually impossible with exciting new industries like driverless cars, drones, virtual reality, social media, and genomics. These are thrilling fields and their advances are changing our world, but selecting the winners in each industry and predicting the profits is extremely difficult. Therefore, we stick to businesses we know that are more predictable such as banking, insurance, retail, industrials, and real estate.

FAM Value Fund

The second attribute we look for is a strong financial position. We prefer companies that are growing and have high returns on capital, low debt, and significant cash profits.

Thirdly, if we can find a profitable, well-managed business whose stock we may want to purchase, we will only invest if its price is at a discount to our assessment of fair value. This is the last part of our investment equation. We spend considerable time estimating the “intrinsic value” of every corporation we invest in or research. Our team purchases new holdings or adds to existing stocks when the market price is below what we think the business is worth.

Our tendency is to then hold the stock for a considerable time as long as the company’s value is growing and the stock price does not become significantly overvalued in the market. The FAM Funds’ bias of holding for the long term is why our turnover ratio is much lower than industry averages. In our experience, we also make the most money when we hold for an extended time. Another nice, potential advantage of a long holding period is the realized capital gains that we do experience are taxed at the lower, long-term capital gains rate.

Due to our diligent, in-depth research, we are pleased with the collection of quality holdings within the portfolio as well as the potential businesses we have vetted and desire to invest in at the right price. We would not be surprised if stock markets continue to be volatile. If volatility continues, it can provide opportunities to invest in quality enterprises – that meet our criteria – at a discount. This is key as we seek to continually enhance the Fund’s holdings while preserving and growing your wealth over the long term.

Thank you for investing with us in the FAM Value Fund.

John D. Fox, CFA Co-Manager	Thomas O. Putnam Co-Manager	Drew P. Wilson, CFA Co-Manager

FAM Value Fund — Portfolio Data (Unaudited)

June 30, 2018

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
CDW Corporation	5.6%
Ross Stores, Inc.	5.5%
IDEX Corporation	5.2%
Markel Corporation	4.7%
Brown & Brown, Inc.	4.3%
Berkshire Hathaway, Inc. - Class A	3.7%
CarMax, Inc.	3.6%
Brookfield Asset Management, Inc. - Class A	3.6%
EOG Resources, Inc.	3.4%
AutoZone, Inc.	3.4%

NET ASSETS	$ 1,247,626,840

COMPOSITION OF NET ASSETS
Machinery	14.0%
Specialty Retail	12.5%
Insurance	10.2%
Money Market Funds	8.5%
Electronic Equipment, Instruments & Components	8.2%
Capital Markets	6.6%
Banks	4.1%
Diversified Financial Services	3.7%
Oil, Gas & Consumable Fuels	3.4%
Media	3.4%
Health Care Providers & Services	3.4%
Hotels, Restaurants & Leisure	2.7%
Health Care Equipment & Supplies	2.6%
Life Sciences Tools & Services	2.3%
Semiconductors & Semiconductor Equipment	2.1%
Chemicals	2.0%
Equity Real Estate Investment Trusts (REITs)	2.0%
Household Durables	2.0%
Other	6.3%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission as of the end of the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Value Fund — Portfolio Data (Unaudited)

June 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018
The performance data quoted represents past performance.

	1 YEAR	3 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	TOTAL FUND OPERATING EXPENSES*
FAM VALUE FUND Investor Shares (1/2/87)	11.62%	9.77%	11.69%	9.90%	10.50%	1.20%*
Institutional Shares (1/3/17)	11.82%	N/A	N/A	N/A	11.66%	1.01%*
RUSSELL MIDCAP INDEX**	12.33%	9.58%	12.22%	10.23%	11.65%	N/A
S&P 500 INDEX**	14.37%	11.93%	13.42%	10.17%	10.44%	N/A

*

Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus, dated May 1, 2018, was 1.20% after fee waivers of (0.01%) for the Investor Shares and 1.01% after fee waivers of (0.18%) for the Institutional Shares. When excluding Acquired Fund Fees and Expenses, which are not direct costs paid by the Fund’s shareholders and fee waivers, the total annual operating expenses as reported in the Fund’s audited financial statements as of December 31, 2017 was 1.18% after a fee waiver of (0.01%) for the Investor Shares and 0.99% after fee waivers of (0.18%) for the Institutional Shares. The Advisor has contractually agreed, until May 1, 2019, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses of 1.18% for Investor Shares and 0.99% for Institutional Shares.

**

The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

Past performance is not indicative of future results, current performance may be lower or higher than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

Please consider a Fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about the FAM Value Fund and should be read carefully before you invest or send money. The principal risks of investing in the Funds are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

To obtain a prospectus or summary prospectus and performance data that is current to the most recent month-end for each Fund as well as other information on the FAM Value Fund, please go to famfunds.com or call (800) 932-3271.

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

FAM Value Fund — Schedule of Investments

June 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS — 91.6%
Air Freight & Logistics — 1.8%
Forward Air Corporation	389,233	$22,995,886

Banks — 4.1%
M&T Bank Corporation	179,000	30,456,850
South State Corporation	234,110	20,191,988
		50,648,838

Capital Markets — 6.6%
Brookfield Asset Management, Inc. - Class A	1,102,500	44,695,350
Franklin Resources, Inc.	290,000	9,294,500
T. Rowe Price Group, Inc.	239,500	27,803,555
		81,793,405

Chemicals — 2.0%
Air Products & Chemicals, Inc.	160,500	24,994,665

Diversified Financial Services — 3.7%
Berkshire Hathaway, Inc. - Class A (a)	163	45,972,520

Electronic Equipment, Instruments & Components — 8.2%
CDW Corporation	858,000	69,317,820
FLIR Systems, Inc.	624,728	32,467,114
		101,784,934

Equity Real Estate Investment Trusts (REITs) — 2.0%
Forest City Realty Trust, Inc. - Class A	1,114,341	25,418,118

Health Care Equipment & Supplies — 2.6%
Stryker Corporation	191,000	32,252,260

See Notes to Financial Statements

FAM Value Fund — Schedule of Investments (continued)

June 30, 2018 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 91.6% (continued)
Health Care Providers & Services — 3.4%
Henry Schein, Inc. (a)	350,000	$25,424,000
MEDNAX, Inc. (a)	381,400	16,506,992
		41,930,992

Hotels, Restaurants & Leisure — 2.7%
Marriott International, Inc. - Class A	113,800	14,407,080
Yum! Brands, Inc.	245,600	19,210,832
		33,617,912

Household Durables — 2.0%
Mohawk Industries, Inc. (a)	117,600	25,198,152

Insurance — 10.2%
Brown & Brown, Inc.	1,919,392	53,224,740
Enstar Group Ltd. (a)	8,595	1,781,744
Markel Corporation (a)	53,850	58,392,247
White Mountains Insurance Group Ltd.	15,233	13,810,390
		127,209,121

Internet Software & Services — 1.5%
Black Knight, Inc. (a)	356,711	19,101,874

Life Sciences Tools & Services — 2.3%
Waters Corporation (a)	145,702	28,206,450

Machinery — 14.0%
Donaldson Company, Inc.	695,400	31,376,448
Graco, Inc.	646,650	29,241,513
IDEX Corporation	476,750	65,066,840
Illinois Tool Works, Inc.	264,950	36,706,173
Snap-on, Inc.	80,000	12,857,600
		175,248,574

See Notes to Financial Statements

FAM Value Fund — Schedule of Investments (continued)

June 30, 2018 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 91.6% (continued)
Media — 3.4%
Interpublic Group of Companies, Inc. (The)	1,791,700	$41,997,448

Multi-Line Retail — 1.6%
Dollar General Corporation	196,300	19,355,180

Oil, Gas & Consumable Fuels — 3.4%
EOG Resources, Inc.	345,000	42,928,350

Road & Rail — 1.5%
Landstar System, Inc.	174,221	19,024,933

Semiconductors & Semiconductor Equipment — 2.1%
Microchip Technology, Inc.	295,000	26,830,250

Specialty Retail — 12.5%
AutoZone, Inc. (a)	63,700	42,738,241
CarMax, Inc. (a)	615,000	44,815,050
Ross Stores, Inc.	810,688	68,705,808
		156,259,099

Total Common Stocks (Cost $425,959,695)		$1,142,768,961

See Notes to Financial Statements

FAM Value Fund — Schedule of Investments (continued)

June 30, 2018 (Unaudited)

	SHARES	VALUE
MONEY MARKET FUNDS — 8.5%
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 1.76% (b) (Cost $105,503,396)	105,503,396	$105,503,396

Total Investments at Value — 100.1% (Cost $531,463,091)		$1,248,272,357

Liabilities in Excess of Other Assets — (0.1%)		(645,517)

Net Assets — 100.0%		$1,247,626,840

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2018.

See Notes to Financial Statements

FAM Equity-Income Fund

June 30, 2018

Dear Fellow Equity-Income Fund Shareholder,

Volatility has returned to the market in 2018. Several cross-currents have been the chief drivers including the significantly lower corporate tax rate, rising interest rates, and the implementation of tariffs on certain foreign goods. The tax rate has propelled smaller company performance as they derive a larger portion of their profits in the U.S. and benefit the most from the lower tax rate. Higher interest rates have weighed on utilities and real estate which rely on new funding for growth. This funding is more expensive now. Additionally, tariffs on steel are impacting industrial companies.

Fund highlights:

●	80% of the companies in the Fund’s portfolio increased their dividend over the last 12 months.

●	Companies in the Fund’s portfolio have grown their dividends, on average, by a 10.5% compound annualized growth rate over the last five years as of 6/30/18.

●	We sold two underperforming holdings and replaced them with, what we estimated to be, two names that have better long-term prospects.

Performance Detail

The FAM Equity-Income Fund, which invests primarily in dividend-paying, mid-cap companies, performed ahead of its benchmark, the Russell Midcap Index, year-to-date. At the same time, over 1, 5, and 10 years, the Fund is slightly behind the benchmark. Performance year-to-date was driven primarily by our holdings in the industrials, consumer discretionary, and information technology sectors. This performance was somewhat offset by weakness from businesses in the utilities and health care sectors.

Performance	Year-to-Date	1-Year	3-Year	5-Year	10-Year	Since Inception 4/1/1996
FAM Equity-Income Fund	3.28%	11.18%	11.72%	11.44%	9.90%	8.94%
Russell Midcap Index	2.35%	12.33%	9.58%	12.22%	10.23%	10.45%
S&P 500 Index	2.65%	14.37%	11.93%	13.42%	10.17%	8.71%

Best Performers

CDW Corp. (CDW) was once again the best performer in the Fund adding $2.54 million, on a dollar-weighted basis, for the first six months of the year. This technology reseller provides solutions for small- and medium-sized businesses as well as local, state, and

FAM Equity-Income Fund

federal government entities. CDW also has expertise in bringing unique IT solutions to the education and healthcare markets. Customers seek out their expertise in mobile, security, networking, cloud, and collaboration solutions. The firm is growing faster than the overall information technology space largely by taking market share from smaller competitors that do not have the same breadth of expertise. CDW continues to report sales and earnings above investor expectations and this has pushed the stock higher.

US Ecology (ECOL) was the second-best performer for the period with a gain of $1.67 million. This hazardous waste treatment and landfill company is benefiting from the strong economy as well as environmental cleanup projects. This comes on the heels of a more challenging environment experienced over the previous two years. We like US Ecology because it is mostly a fixed-cost operation so, once their costs are covered, any revenue from incremental waste volume increases the bottom line. Additionally, the business is highly regulated and this keeps new entrants out of the market. US Ecology’s permitted landfills are extremely valuable assets because no one wants a hazardous waste landfill in their backyard. This makes opening a new landfill virtually impossible.

Interpublic Group of Companies (IPG) was the third-best performer in the Fund with a total gain of $1.33 million. IPG is a global advertising agency headquartered in New York City. Interestingly, the stock struggled in 2017 as investors became concerned about the future of advertising agencies in the face of new competition from Google and Facebook. However, IPG’s first quarter results showed some of the strongest growth in the industry and reduced these fears. As a result, the stock price has increased 16% year-to-date.

Worst Performers

Patterson Companies (PDCO) posted the largest loss, on a dollar-weighted basis, at -$1.83 million. Our team has followed this dental and animal health products distributor since 2000 and was very impressed with the steady growth in the dental industry that was underpinned by the aging U.S. population. Unfortunately, the price of the stock consistently reflected those growth prospects. Fast forward to 2011, we finally had an opportunity to purchase the stock at what we felt was an attractive valuation. From that point, the stock did fine, but never matched the performance of earlier years. Part of the issue may have been the CEO changes. In 2015, Patterson began struggling with several issues and poor management execution derailed the dental division until, finally, the CEO was fired. Despite new management, the business has shown few signs of stabilizing. We believe that the competitive position of Patterson has been so eroded that it no longer makes sense to hold shares over the long term. We trimmed the position significantly and will try to sell the remaining shares at higher prices.

Macquarie Infrastructure Company (MIC) was the second-largest detractor with a loss of -$1.55 million for the first half of the year. Part of their growth strategy was to acquire good assets which would generate significant cash flow that could be used for further growth projects. As asset prices rose, Macquarie found it hard to buy assets at reasonable prices

FAM Equity-Income Fund

and so their growth profile slowed. This was followed by a softening in their storage tank business that provides stable cash flow. The announcement drove the stock lower on the fear of a ratings downgrade on their debt which could lead to possible financial distress. We sold the entire position because Macquarie no longer fits our profile of having a strong balance sheet with investment opportunities that generate incremental returns.

Aqua America (WTR) was the third-worst performer with a loss of -$694,444. Aqua is a water utility serving primarily Pennsylvania, Texas, and Ohio. The recent negative performance of the stock is more a reflection of the company being a utility. Overall, utilities have underperformed the market due to rising interest rates. Aqua, however, is doing quite well. They reported results last year with earnings beating expectations. Management guidance for 2018 was a little lighter than expected; however, management indicated that they have several acquisitions lined up for the year and can likely file for a rate case in Pennsylvania (their largest territory). These actions should modestly add to 2018 earnings, but could have a larger impact on 2019 earnings. We remain bullish on the water utility space due to the large investment opportunities ranging from upgrading 100-year-old water pipe infrastructures to acquiring underperforming municipal water and wastewater systems.

Portfolio Activity

Purchases

We purchased a small, initial position in Avery Dennison Corp. (AVY), the leader in pressure-sensitive material used for labels. Essentially, Avery sells massive clear and white rolls to more than 10,000 converters who print the labels and apply them to packaging and containers for companies such as Procter & Gamble. It tends to be a regional business because it is not cost effective to ship the product long distances. Additionally, Avery has vertically integrated by making their own adhesives and this gives them better profit margins. They dominate the label and packaging market with 40% global market share — twice as large as their nearest competitor. Their label and packaging business has been a terrific, steady-growth operation with the top line growing consistently in the 3% to 5% range (excluding the impact from currency translation). The corporation has a strong balance sheet with only a modest amount of debt and generates an abundance of excess cash flow that management has used to buy back stock. Over the last four years, Avery has bought back 15% of the outstanding shares and grown their dividend by a 13% compound annualized growth rate.

We initiated a position in Forest City Realty Trust (FCE.A) late in the first quarter after the stock sold off due to the board not accepting a takeover offer. They decided that shareholder value would be better enhanced on a standalone basis, rather than pursuing the sale of the company at the price of received offers. Our valuation work concurs and indicates a significantly higher business value than the price we paid for our initial position.

During the period, we also added to existing positions in Ingersoll-Rand (IR), Snap-on (SNA), Versum Materials (VSM), US Ecology (ECOL), and McCormick & Company (MKC).

FAM Equity-Income Fund

Sales

We exited Flowers Foods (FLO), which was a disappointment since their acquisition of Hostess Breads (different from Hostess Brands held in the FAM Small Cap Fund), and sold the shares at a price approximately 49% above the low set in September 2016. This was a situation where we wanted to move on from the holding 18 months ago, but estimated that we could most likely get a higher price for our shares in the future. The return from the low point was double the market return. The moral of the story is that it pays to have patience.

We sold Macquarie Infrastructure (MIC) as detailed within “Worst Performers.”

As mentioned above, we significantly reduced our position in Patterson Companies (PDCO) while also trimming our position in Franklin Resources (BEN) considerably.

Outlook

Economic activity remains strong and gross domestic product (GDP) growth is accelerating. Overall, this is showing up in revenue growth for the Fund’s holdings. In addition, the new lower corporate tax rate is providing a meaningful boost to profitability. In general, we are seeing firms invest the extra cash flow back into their operations. This includes projects that might have been capital constrained in the past. This is good news for Corporate America.

Business valuations have backed off slightly and are more in line with historical norms due to both higher earnings from the lower tax rate and the market only appreciating modestly year-to-date. Meanwhile, we continue to follow our steadfast strategy of investing in quality enterprises, at prices below what we think they are worth and that our team believes can compound over the long term.

As always, we continue to work diligently on your behalf.

Paul Hogan, CFA Co-Manager	Thomas O. Putnam Co-Manager

FAM Equity-Income Fund — Portfolio Data (Unaudited)

June 30, 2018

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
CDW Corporation	7.6%
Stryker Corporation	6.3%
Air Products & Chemicals, Inc.	5.9%
Arthur J. Gallagher & Company	5.2%
Ross Stores, Inc.	5.1%
Microchip Technology, Inc.	4.6%
EOG Resources, Inc.	4.2%
IDEX Corporation	3.7%
Interpublic Group of Companies, Inc. (The)	3.7%
US Ecology, Inc.	3.5%

NET ASSETS	$ 230,709,029

COMPOSITION OF NET ASSETS
Machinery	11.3%
Semiconductors & Semiconductor Equipment	10.7%
Electronic Equipment, Instruments & Components	9.8%
Specialty Retail	9.0%
Health Care Equipment & Supplies	6.3%
Banks	6.2%
Chemicals	5.9%
Insurance	5.2%
Money Market Funds	4.8%
Equity Real Estate Investment Trusts (REITs)	4.3%
Oil, Gas & Consumable Fuels	4.2%
Media	3.7%
Commercial Services & Supplies	3.5%
Water Utilities	2.9%
Capital Markets	2.9%
Professional Services	2.8%
Hotels, Restaurants & Leisure	2.5%
Containers & Packaging	2.0%
Other	2.0%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission as of the end of the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Equity-Income Fund — Portfolio Data (Unaudited)

June 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018
The performance data quoted represents past performance.

	1 YEAR	3 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	TOTAL FUND OPERATING EXPENSES*
FAM EQUITY-INCOME FUND (4/1/96)	11.18%	11.72%	11.44%	9.90%	8.94%	1.26%*
RUSSELL MIDCAP INDEX**	12.33%	9.58%	12.22%	10.23%	10.45%	N/A
S&P 500 INDEX**	14.37%	11.93%	13.42%	10.17%	8.71%	N/A

*

Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus, dated May 1, 2018, was 1.26. When excluding Acquired Fund Fees and Expenses, which are not direct costs paid by the Fund’s shareholders, the total annual operating expenses as reported in the Fund’s audited financial statements as of December 31, 2017 was 1.25%. The Advisor has contractually agreed, until May 1, 2019, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses of 1.26% for Investor Shares.

**

The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

Past performance is not indicative of future results, current performance may be lower or higher than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

Please consider a Fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about the FAM Equity-Income Fund and should be read carefully before you invest or send money. The principal risks of investing in the Funds are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

To obtain a prospectus or summary prospectus and performance data that is current to the most recent month-end for each Fund as well as other information on the FAM Equity-Income Fund, please go to famfunds.com or call (800) 932-3271.

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

FAM Equity-Income Fund — Schedule of Investments

June 30, 2018 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 95.2%
Banks — 6.2%
M&T Bank Corporation	29,000	$4,934,350
South State Corporation	78,000	6,727,500
Stock Yards Bancorp, Inc.	70,664	2,695,831
		14,357,681

Capital Markets — 2.9%
Franklin Resources, Inc.	33,900	1,086,495
T. Rowe Price Group, Inc.	48,000	5,572,320
		6,658,815

Chemicals — 5.9%
Air Products & Chemicals, Inc.	87,000	13,548,510

Commercial Services & Supplies — 3.5%
US Ecology, Inc.	125,647	8,003,714

Containers & Packaging — 2.0%
Avery Dennison Corporation	46,000	4,696,600

Electronic Equipment, Instruments & Components — 9.8%
CDW Corporation	217,000	17,531,430
National Instruments Corporation	122,000	5,121,560
		22,652,990

Equity Real Estate Investment Trusts (REITs) — 4.3%
Digital Realty Trust, Inc.	47,000	5,244,260
Forest City Realty Trust, Inc. - Class A	210,000	4,790,100
		10,034,360

Food Products — 1.3%
McCormick & Company, Inc.	26,000	3,018,340

Health Care Equipment & Supplies — 6.3%
Stryker Corporation	85,500	14,437,530

See Notes to Financial Statements

FAM Equity-Income Fund — Schedule of Investments (continued)

June 30, 2018 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 95.2% (continued)
Health Care Providers & Services — 0.7%
Patterson Companies, Inc.	71,000	$1,609,570

Hotels, Restaurants & Leisure — 2.5%
Sonic Corporation	165,000	5,679,300

Insurance — 5.2%
Arthur J. Gallagher & Company	183,920	12,006,298

Machinery — 11.3%
Donaldson Company, Inc.	91,600	4,132,992
IDEX Corporation	62,984	8,596,056
Ingersoll-Rand plc	88,000	7,896,240
Snap-on, Inc.	33,700	5,416,264
		26,041,552

Media — 3.7%
Interpublic Group of Companies, Inc. (The)	362,000	8,485,280

Oil, Gas & Consumable Fuels — 4.2%
EOG Resources, Inc.	78,000	9,705,540

Professional Services — 2.8%
Robert Half International, Inc.	100,000	6,510,000

Semiconductors & Semiconductor Equipment — 10.7%
Microchip Technology, Inc.	117,000	10,641,150
Versum Materials, Inc.	165,710	6,156,126
Xilinx, Inc.	120,414	7,858,218
		24,655,494

See Notes to Financial Statements

FAM Equity-Income Fund — Schedule of Investments (continued)

June 30, 2018 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 95.2% (continued)
Specialty Retail — 9.0%
Monro, Inc.	96,000	$5,577,600
Penske Automotive Group, Inc.	70,000	3,279,500
Ross Stores, Inc.	139,686	11,838,389
		20,695,489

Water Utilities — 2.9%
Aqua America, Inc.	190,750	6,710,585

Total Common Stocks (Cost $113,860,079)		$219,507,648

MONEY MARKET FUNDS — 4.8%
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 1.76% (a) (Cost $11,187,574)	11,187,574	$11,187,574

Total Investments at Value — 100.0% (Cost $125,047,653)		$230,695,222

Other Assets in Excess of Liabilities — 0.0% (b)		13,807

Net Assets — 100.0%		$230,709,029

(a)	The rate shown is the 7-day effective yield as of June 30, 2018.
(b)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements

FAM Small Cap Fund

June 30, 2018

Dear Fellow Small Cap Fund Shareholder,

We are living through an era similar to the late 1990s as many investors seek to own stock in “exciting” firms with the potential for significant growth in the future. The fact that “growth” stocks continue to dramatically outperform “value” stocks supports this statement. For example, the gulf between the small-cap Russell 2000 Growth Index and Russell 2000 Value Index is significant. Year-to-date, the Russell 2000 Growth is outperforming the Russell 2000 Value by 4.26 percentage points. The gap is more than double that over the past 12 months. Historically, the stock market has gone through repetitive cycles when growth stocks outperform and then eventually value stocks take the lead.1 Although the past does not indicate future results, trailing in a growth market is not unusual or disconcerting to us.

Looking under the hood, we see strong performance among healthcare and technology stocks as well as “growthier” consumer cyclicals. While some of these in-favor enterprises are solid (highly profitable companies that we would like to invest in at the right price), many lose money. These unprofitable establishments attract investors because they have a great story about how they might become big winners. This is especially apparent among healthcare stocks where approximately 78% of all small-cap healthcare organizations are unprofitable.2 At the same time, in our experience, value stocks perform well over the long term. This gives us reassurance as we adhere to our consistent, value-oriented investment approach with a preference for well-run, quality businesses in sound financial condition.

Performance Detail

As of June 30, 2018, the Investor Shares of the FAM Small Cap Fund had underperformed the Fund’s primary benchmark, the Russell 2000 Index, over these periods:

Performance*	Year-to-Date	1-Year	3-Year	5-Year	Since Inception 3/1/2012
FAM Small Cap Fund Investor Shares	5.82%	10.33%	8.72%	11.05%	13.02%
Russell 2000 Index	7.66%	17.57%	10.96%	12.46%	13.26%
S&P 500 Index	2.65%	14.37%	11.93%	13.42%	13.74%

*

The performance results shown are for the Investor Shares of the Fund. The Fund also offers Institutional Shares, which commenced operations on January 1, 2016, and therefore have a limited performance history. Because of the differences in the level of fees paid by the Investor Shares and the Institutional Shares, performance results for each share class will differ.

1	Bloomberg, 2018
2	FactSet, 2018

FAM Small Cap Fund

Best Performers

With a gain of $3.17 million, CBIZ (CBZ) was our strongest performer, on a dollar-weighted basis, in the first half of 2018. CBIZ is a publicly-traded accounting and consulting firm that usually flies under the radar with most investors. With the passage of the new tax act, investors seem to be taking more notice of CBIZ concluding that they could pick up incremental work helping their clients comply with the new rules. We trimmed our position late in the second quarter due to a high valuation, but remain big fans.

FRP Holdings (FRPH) was our second-largest contributor with a gain of $2.45 million. FRP is a small and unusual firm, in our opinion, and therefore tends to be unknown to many investors. The company holds a variety of real estate assets and rock quarries. Recently, FRP took advantage of lower tax rates and seemingly high valuations and sold most of their warehouses for $347 million — this clearly pleased investors. FRP moves forward with attractive assets in Southeastern Washington, D.C., a collection of rock quarries, and a large pool of cash to reinvest or return to owners.

Sonic Corp. (SONC) was the third-largest contributor with a gain of $1.88 million. Sonic has built a dominant position in the drive-in restaurant business — they are number one in the United States. The company has more than 3,500 drive-ins and about 95% are owned by franchisees who pay them a royalty based on sales. As a result, the corporation is highly profitable with limited need to reinvest and free cash flow typically runs high. We purchased shares in early 2017 when Sonic, and most other fast food chains, stumbled for a variety of reasons thinking that this would pass with time. As Sonic reported improving results, the shares advanced nicely. We continue to believe that Sonic can do even better over time.

Worst Performers

Boston Omaha Corp. (BOMN) was our worst performer, on a dollar-weighted basis, with a loss of -$1.29 million in 2018’s first half. Boston Omaha’s stock price shot up in 2017’s fourth quarter to unrealistic levels in response to news articles highlighting Co-CEO Alex Rozek’s family relationship to Warren Buffett. The year-to-date decline strikes us as a return to normal, so we bought a few more shares.

Multi-Color Corp. (LABL) was our second-largest loser, costing the Fund -$839,444. Multi-Color is a label maker supplying customers in the food and beverage, home and personal care, wine and spirits, and healthcare markets globally. The company struggled a bit in the second quarter. One reason, based on our research, was because they tried to keep up with better-than-expected sales volumes. We believe this is a minor issue that should eventually prove irrelevant.

Hostess Brands (TWNK) was our third-largest detractor with a loss of -$574,218. Hostess is one of our favorite ideas today. We believe the price decline is at least, in part, due to a recent acquisition of Cloverhill Bakery. Cloverhill has its own brands, such as Big Texas Cinnamon Roll, and co-packs for other sweet baked goods manufacturers. Hostess bought Cloverhill for

FAM Small Cap Fund

a small price, after its former owner essentially ran the business into the ground, but must bear some losses while they fix it. This could modestly depress earnings for a few quarters. Ultimately, we think that Hostess should end up with a nicely profitable bakery acquired at a low price and the true value should be reflected in the stock price.

Portfolio Activity

Our goal remains to carefully construct a concentrated, yet fairly diversified, portfolio of top-notch holdings in strong financial positions run by impressive management teams. In any given period, we sell or trim positions that either worked out so well that the valuations are now quite high or, sometimes, no longer meet our rigorous criteria. Similarly, we find opportunities to buy a few more shares in companies we already hold and admire as well as establish positions in new ideas. Occasionally, we may even sell “good” ideas to replace them with what are hopefully “great” ideas that can generate even better returns over the coming years. Our team describes this as “making the train faster.” Our recent moves are described below.

Sale & Purchase

While the Fund has long been a shareholder in Evolution Petroleum Corp. (EPM), over time we concluded that Matador Resources Co. (MTDR) was an even better investment opportunity from our viewpoint. Matador’s primary asset is oil-rich land in West Texas and New Mexico. Additionally, senior management has a tremendous capital allocation track record in our opinion — something sadly unusual among energy companies. In an effort to make the train faster, we sold Evolution’s stock and bought Matador’s.

Additional Purchases

Natus Medical (BABY) was added to the portfolio. Natus is a medical instrument/device company with impressive franchises in newborn care (e.g., newborn hearing), neurology (e.g., sleep diagnostics), and otometrics (e.g., hearing aid tuning). However, the business stumbled recently, the largest factor being unexpected difficulty integrating an acquisition in the otometrics space. Natus was built primarily from management buying and fixing underperforming firms, which gives us confidence that these issues should soon pass. Some of our best purchases have come from a good corporation faltering temporarily and we believe Natus falls into this category.

Late in the second quarter, we purchased shares in Colliers International Group (CIGI). Colliers is a multinational commercial real estate broker/manager. There is much to like about Colliers from our vantage point. This includes senior management’s fantastic long-term record, a good underlying business, significant growth potential, a strong brand, an entrepreneurial culture, and considerable free cash flow to reinvest into sensible bolt-on acquisitions.

We also added to several existing positions as prices provided opportunities.

FAM Small Cap Fund

Additional Sales

We sold our shares in Westwood Holdings Group (WHG). Our team decided to own more shares in one investment manager, Diamond Hill Investment Group (DHIL), rather than a modest amount in two.

A decision was made to exit our position in Lindsay Corp. (LNN) as well. Lindsay’s primary business is selling agricultural irrigation equipment around the world. Despite no material change in commodity prices, and therefore demand, Lindsay’s share price advanced approximately 50% over the two years the stock was held in the portfolio.

Mistras (MG) was sold early in the year. Mistras provides testing and related services to a few industries, but particularly refineries and petrochemical plants. Those customers reduced their demand for services when oil prices began falling in late 2014 and Mistras’ share price fell as well. We started buying shares shortly thereafter with the theory that this was a good enterprise facing a difficult environment that could revert to normal in time. Yet, as oil prices began to rebound off their early 2016 bottom, demand for Mistras’ services improved only modestly. Clearly, something seems to have changed in the industry dynamic so we decided to exit the position. Thankfully, a small positive return was generated.

Finally, we trimmed a few positions as prices provided opportunities.

Outlook

We believe that most of our holdings are executing their strategic plans quite well. On average, the companies held in the Fund are growing nicely while generating significant cash earnings to either reinvest into acquisitions, repay debt, or return to owners through dividends and/or stock buybacks. Times are good, from our perspective, and we are pleased with how our collection of businesses are progressing.

At the same time, the main macro factors we are watching are inflation and interest rates. It is interesting to us that the number of Fund holdings mentioning inflationary pressures — usually wages at the lower end of the pay scale and more recently commodities like tariff-impacted metals — increased considerably in the past few quarters. Falling interest rates and inflation have been an almost constant backdrop for most of us under the age of 55, so a shift to rising inflationary pressures could be important.

Broadly speaking, we are thinking through two considerations. The first is at the company level. Most businesses are saying that they are experiencing inflation, but not to worry, they will pass it through to their customers. It is highly unlikely that all firms can pass through their inflationary pressures quickly and completely. Many may struggle to raise prices and others may be able to do so, but only after a time lag. Both scenarios lead to lower earnings, at least until pricing catches up with cost pressures. This is not necessarily the end of the world, but investors may be too complacent currently and surprised by a few companies missing earnings estimates.

FAM Small Cap Fund

The second issue is the macroeconomic picture. As the world adjusts to this new reality of higher inflation, several things could happen. It seems that investors are aware of rising inflationary pressures, but, for now, the “crowd” may not be too concerned. We wonder if the crowd might, at some point, begin to worry. This has implications for many asset classes.

For example, the value of an asset is the total of all future cash flows discounted back to the present value. What this means is that the higher the assumed interest rate, the lower the present value of those cash flows. If investors begin to factor higher interest rates into their math, then valuations of assets could fall. Obvious examples include assets and companies with limited ability to grow earnings such as real estate (with long duration leases) and utilities.

Another potential outcome from this second concern is that the Federal Reserve, in their efforts to keep inflation from accelerating to more problematic levels, might accidentally raise short-term interest rates too high and choke off economic growth. Historically, several recessions were the result of this scenario.

However, please keep in mind that we are not making predictions. Instead, we are only communicating that this is something we are monitoring. Inflation might prove completely tame. It may also come paired with strong economic growth. From a valuation standpoint, fast earnings growth might offset any pressure from higher interest rates.

As we have communicated consistently for more than 40 years, we are bottom-up stock pickers. Fenimore Asset Management, the investment advisor to FAM Funds, believes that earnings growth is the key, but we also keep an eye on potential macro issues. If the companies held in the Fund grow their earnings, then stock prices should eventually follow. Our team finds it reassuring and exciting to consider the portfolio holdings. For instance, we believe that, under most conceivable scenarios, in 10 years Carriage Services should conduct more funerals, Sonic and Choice Hotels should both receive franchise fees from more units, CBIZ should provide tax and accounting services to additional clients, people should likely continue to splurge on Hostess Brands snack cakes, and the number and value of buildings Colliers International represents should rise.

Thank you for investing with us in the FAM Small Cap Fund.

Andrew F. Boord Co-Manager	Thomas O. Putnam Co-Manager

FAM Small Cap Fund — Portfolio Data (Unaudited)

June 30, 2018

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
National Commerce Corporation	5.2%
CBIZ, Inc.	4.9%
Sonic Corporation	4.5%
FRP Holdings, Inc.	4.3%
Hostess Brands, Inc.	4.3%
ExlService Holdings, Inc.	4.3%
PC Connection, Inc.	4.2%
Diamond Hill Investment Group, Inc.	4.2%
Choice Hotels International, Inc.	4.1%
Monro, Inc.	3.9%

NET ASSETS	$ 178,973,704

COMPOSITION OF TOTAL INVESTMENTS
Real Estate Management & Development	9.9%
Hotels, Restaurants & Leisure	8.6%
Money Market Funds	8.5%
Specialty Retail	8.0%
Electronic Equipment, Instruments & Components	7.9%
Commercial Services & Supplies	7.3%
Banks	7.2%
Health Care Equipment & Supplies	7.0%
Electrical Equipment	6.3%
Professional Services	4.9%
Food Products	4.3%
IT Services	4.3%
Capital Markets	4.2%
Diversified Consumer Services	3.3%
Oil, Gas & Consumable Fuels	2.7%
Road & Rail	2.7%
Insurance	2.2%
Other	0.7%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission as of the end of the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Small Cap Fund — Portfolio Data (Unaudited)

June 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018
The performance data quoted represents past performance.

	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION	TOTAL FUND OPERATING EXPENSES*
FAM SMALL CAP FUND Investor Shares (3/1/12)	10.33%	8.72%	11.05%	13.02%	1.34%*
Institutional Shares (1/1/16)	10.48%	N/A	N/A	13.73%	1.21%*
RUSSELL 2000 INDEX**	17.57%	10.96%	12.46%	13.26%	N/A
S&P 500 INDEX**	14.37%	11.93%	13.42%	13.74%	N/A

*

Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus, dated May 1, 2018, was 1.34% for the Investor Shares and 1.21% after fee waivers of (0.02%) for the Institutional Shares. When excluding Acquired Fund Fees and Expenses, which are not direct costs paid by the Fund’s shareholders, the total annual operating expenses as reported in the Fund’s audited financial statements as of December 31, 2017 was 1.33% for the Investor Shares and 1.22% for the Institutional Shares. The Advisor has contractually agreed, until May 1, 2019, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses of 1.42% for Investor Shares and 1.20% for Institutional Shares.

**

The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies. The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

Past performance is not indicative of future results, current performance may be lower or higher than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

Please consider a Fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about the FAM Small Cap Fund and should be read carefully before you invest or send money. The principal risks of investing in the Funds are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

To obtain a prospectus or summary prospectus and performance data that is current to the most recent month-end for each Fund as well as other information on the FAM Small Cap, please go to famfunds.com or call (800) 932-3271.

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

FAM Small Cap Fund — Schedule of Investments

June 30, 2018 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 92.4%
Banks — 7.2%
National Commerce Corporation (a)	202,400	$9,371,120
Pinnacle Financial Partners, Inc.	26,500	1,625,775
South State Corporation	22,400	1,932,000
		12,928,895

Capital Markets — 4.2%
Diamond Hill Investment Group, Inc.	38,957	7,574,410

Commercial Services & Supplies — 7.3%
Multi-Color Corporation	101,000	6,529,650
US Ecology, Inc.	102,300	6,516,510
		13,046,160

Diversified Consumer Services — 3.3%
Carriage Services, Inc.	240,000	5,892,000

Electrical Equipment — 6.3%
Franklin Electric Company, Inc.	123,000	5,547,300
Thermon Group Holdings, Inc. (a)	251,000	5,740,370
		11,287,670

Electronic Equipment, Instruments & Components — 7.9%
PC Connection, Inc.	228,600	7,589,520
ScanSource, Inc. (a)	164,000	6,609,200
		14,198,720

Food Products — 4.3%
Hostess Brands, Inc. (a)	570,000	7,752,000

Health Care Equipment & Supplies — 7.0%
AngioDynamics, Inc. (a)	292,000	6,494,080
Natus Medical, Inc. (a)	175,000	6,037,500
		12,531,580

See Notes to Financial Statements

FAM Small Cap Fund — Schedule of Investments (continued)

June 30, 2018 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 92.4% (continued)
Hotels, Restaurants & Leisure — 8.6%
Choice Hotels International, Inc.	96,000	$7,257,600
Sonic Corporation	235,000	8,088,700
		15,346,300

Insurance — 2.2%
Hallmark Financial Services, Inc. (a)	393,032	3,922,459

IT Services — 4.3%
ExlService Holdings, Inc. (a)	136,000	7,698,960

Media — 1.6%
Boston Omaha Corporation - Class A (a)	132,800	2,798,096

Oil, Gas & Consumable Fuels — 2.7%
Matador Resources Company (a)	161,000	4,838,050

Professional Services — 4.9%
CBIZ, Inc. (a)	380,000	8,740,000

Real Estate Management & Development — 9.9%
Colliers International Group, Inc.	74,000	5,601,800
Consolidated-Tomoka Land Company	72,010	4,429,335
FRP Holdings, Inc. (a)	119,735	7,752,841
		17,783,976

Road & Rail — 2.7%
Landstar System, Inc.	43,959	4,800,323

See Notes to Financial Statements

FAM Small Cap Fund — Schedule of Investments (continued)

June 30, 2018 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 92.4% (continued)
Specialty Retail — 8.0%
Monro, Inc.	120,000	$6,972,000
Penske Automotive Group, Inc.	140,000	6,559,000
Winmark Corporation	4,831	717,162
		14,248,162

Total Common Stocks (Cost $125,355,738)		$165,387,761

MONEY MARKET FUNDS — 8.5%
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 1.76% (b) (Cost $15,120,961)	15,120,961	$15,120,961

Total Investments at Value — 100.9% (Cost $140,476,699)		$180,508,722

Liabilities in Excess of Other Assets — (0.9%)		(1,535,018)

Net Assets — 100.0%		$178,973,704

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2018.

See Notes to Financial Statements

FAM Funds — Statements of Assets and Liabilities	June 30, 2018 (Unaudited)

	Value Fund	Equity-Income Fund	Small Cap Fund
Assets
Investments in securities, at cost	$531,463,091	$125,047,653	$140,476,699
Investments in securities, at value	$1,248,272,357	$230,695,222	$180,508,722
Cash	140,569	—	—
Receivable for Fund shares sold	182,003	110,597	96,795
Dividends and interest receivable	675,048	176,797	47,783
Other assets	18,923	11,756	18,948
Total Assets	1,249,288,900	230,994,372	180,672,248
Liabilities
Due to custodian	—	927	159
Payable for Fund shares redeemed	383,782	14,684	15,871
Payable for investment securities purchased	—	—	1,466,098
Accrued investment advisory fees	931,807	177,182	142,904
Accrued shareholder servicing and fund accounting fees	158,552	29,510	18,153
Accrued business management and administrative fees	145,081	25,026	25,471
Accrued expenses	42,838	38,014	29,888
Total Liabilities	1,662,060	285,343	1,698,544
Net Assets	$1,247,626,840	$230,709,029	$178,973,704
Net Assets Consist of:
Net capital paid in on shares of beneficial interest	$510,697,523	$129,486,956	$133,849,701
Accumulated net investment income (loss)	1,521,211	116,565	(355,962)
Accumulated net realized gains (losses) on investments	18,598,840	(4,542,061)	5,447,942
Net unrealized appreciation	716,809,266	105,647,569	40,032,023
Net Assets	$1,247,626,840	$230,709,029	$178,973,704
Net asset value and offering per share
Net assets - Investor Shares	$1,216,787,398	$230,709,029	$128,923,499
Net assets - Institutional Shares	$30,839,442	N/A	$50,050,205
Shares outstanding - Investor Shares	16,463,236	7,451,789	6,689,191
Shares outstanding - Institutional Shares	416,153	N/A	2,587,434
Net Asset Value, Offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $0.001 par value)
Investor Shares	$73.91	$30.96	$19.27
Institutional Shares	$74.11	N/A	$19.34

See Notes to Financial Statements

FAM Funds — Statements of Operations	Six Months Ended June 30, 2018 (Unaudited)

	Value Fund	Equity-Income Fund	Small Cap Fund
Investment Income
Income
Dividends	$8,932,441	$2,314,317	$691,530
Foreign withholding taxes on dividends	(49,613)	—	—
Total Investment Income	8,882,828	2,314,317	691,530
Expenses
Investment advisory fees (Note 2)	5,615,965	1,017,548	747,045
Shareholder servicing fees (Note 2)
Investor shares	513,843	93,945	40,762
Institutional shares	435	—	2,081
Fund accounting fees (Note 2)
Investor shares	428,983	79,179	42,423
Institutional shares	7,903	—	15,723
Shareholder administrative fees (Note 2)
Investor shares	360,313	59,372	53,402
Institutional shares	3,908	—	7,723
Business management fees (Note 2)	190,242	34,425	25,368
Professional fees	91,709	29,051	17,950
Custodian and bank servicing fees	64,717	13,704	11,300
Printing of shareholder reports	48,450	9,465	8,013
Trustee’s fees	21,696	21,696	21,696
Registration and filing fees	8,211	6,728	12,948
Compliance services fees (Note 2)	8,334	8,333	8,333
Other	15,554	20,814	22,445
Total Expenses	7,380,263	1,394,260	1,037,212
Prior year investment advisory fee reductions recouped by Advisor (Note 2)	—	4,149	10,280
Fee reductions by Advisor (Note 2)	(18,646)	—	—
Net Expenses	7,361,617	1,398,409	1,047,492
Net Investment Income (Loss)	1,521,211	915,908	(355,962)
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	18,598,840	(339,742)	5,447,942
Net change in unrealized appreciation (depreciation) on investments	(13,360,900)	6,694,002	4,938,289
Net Realized and Unrealized Gains	5,237,940	6,354,260	10,386,231
Net Increase In Net Assets From Operations	$6,759,151	$7,270,168	$10,030,269

See Notes to Financial Statements

FAM Funds — Statements of Changes in Net Assets

	Value Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Change in Net Assets
From operations:
Net investment income (loss)	$1,521,211	$(988,805)
Net realized gains on investments	18,598,840	59,136,907
Net change in unrealized appreciation (depreciation) on investments	(13,360,900)	127,811,802
Net increase in net assets from operations	6,759,151	185,959,904

Distributions to shareholders from (Note 5):
Net realized gains on investments, Investor Shares	—	(59,784,079)
Net realized gains on investments, Institutional Shares	—	(1,168,420)
Total distributions	—	(60,952,499)
Capital share transactions (Note 3)	(18,995,349)	34,475,960
Total increase (decrease) in net assets	(12,236,198)	159,483,365

Net Assets
Beginning of period	1,259,863,038	1,100,379,673
End of period	$1,247,626,840	$1,259,863,038
Accumulated net investment income	$1,521,211	$—

See Notes to Financial Statements

FAM Funds — Statements of Changes in Net Assets

	Equity-Income Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Change in Net Assets
From operations:
Net investment income	$915,908	$1,800,753
Net realized losses on investments	(339,742)	(4,202,319)
Net change in unrealized appreciation (depreciation) on investments	6,694,002	27,936,672
Net increase in net assets from operations	7,270,168	25,535,106

Distributions to shareholders from (Note 5):
Net investment income	(1,004,674)	(1,595,422)
Capital share transactions (Note 3)	(32,603)	2,172,637
Total increase in net assets	6,232,891	26,112,321

Net Assets
Beginning of period	224,476,138	198,363,817
End of period	$230,709,029	$224,476,138
Accumulated net investment income	$116,565	205,331

See Notes to Financial Statements

FAM Funds — Statements of Changes in Net Assets

	Small Cap Fund
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Change in Net Assets
From operations:
Net investment loss	$(355,962)	$(411,246)
Net realized gains on investments	5,447,942	3,450,476
Net change in unrealized appreciation (depreciation) on investments	4,938,289	4,177,931
Net increase in net assets from operations	10,030,269	7,217,161

Distributions to shareholders from (Note 5):
Net investment income, Institutional Shares	—	(3,489)
Net realized gains on investments, Investor Shares	—	(2,543,963)
Net realized gains on investments, Institutional Shares	—	(912,171)
Total distributions	—	(3,459,623)
Capital share transactions (Note 3)	5,652,110	14,269,853
Total increase in net assets	15,682,379	18,027,391

Net Assets
Beginning of period	163,291,325	145,263,934
End of period	$178,973,704	$163,291,325
Accumulated net investment loss	$(355,962)	$—

See Notes to Financial Statements

FAM Funds — Notes to Financial Statements (Unaudited)

Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund, FAM Equity-Income Fund and FAM Small Cap Fund (individually a “Fund”, and collectively, the “Funds”) are each a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is authorized to issue two classes of shares; Investor Shares and Institutional Shares. The Investor Shares and the Institutional Shares represent interests in the same portfolio of investments in each Fund, however, each class of shares is subject to different expenses and have differing investment minimums. Each share class has exclusive voting rights with respect to matters that affect just that class of shares. The investment objective of the FAM Value Fund is to maximize long-term return on capital. The investment objective of the FAM Equity-Income Fund is to provide current income and long-term capital appreciation from investing primarily in income-producing equity securities. The investment objective of the FAM Small Cap Fund is to maximize long-term return on capital.

Each Fund is an investment company and accordingly follows accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following is a summary of each Fund’s significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and followed by the Funds in the preparation of their financial statements.

a)    Valuation of Securities

Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities may be carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

FAM Funds — Notes to Financial Statements (Unaudited)

Level 2 – other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2018:

FAM Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,142,768,961	$—	$—	$1,142,768,961
Money Market Funds	105,503,396	—	—	105,503,396
Total	$1,248,272,357	$—	$—	$1,248,272,357

FAM Equity-Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$219,507,648	$—	$—	$219,507,648
Money Market Funds	11,187,574	—	—	11,187,574
Total	$230,695,222	$—	$—	$230,695,222

FAM Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$165,387,761	$—	$—	$165,387,761
Money Market Funds	15,120,961	—	—	15,120,961
Total	$180,508,722	$—	$—	$180,508,722

FAM Funds — Notes to Financial Statements (Unaudited)

As of June 30, 2018, the Funds did not have any transfers between Levels. In addition, the Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2018. It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period.

Refer to each Fund’s Schedule of Investments to view securities segregated by industry type.

b)	Investment Transactions

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are determined on the basis of identified cost.

c)	Investment Income

Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s tax rules and tax rates. Non-cash dividends are included in dividends on the ex-dividend date at the fair market value of the shares received. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

d)	Share Valuation

The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

e)	Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly by the FAM Equity-Income Fund. Dividends from net investment income are declared and paid on an annual basis by each of the FAM Value Fund and FAM Small Cap Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in the expenses of each class. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. Permanent book and tax basis differences, if any, are reclassified among the components of net assets. Dividends and distributions to shareholders are recorded on the ex-dividend date.

FAM Funds — Notes to Financial Statements (Unaudited)

f)	Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the six months ended June 30, 2018, management has evaluated the tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained upon review by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on its evaluation, management has determined that no liability for unrecognized tax expense is required. Tax years 2014 through present remain subject to examination by U.S. and New York taxing authorities. No examination of the Funds’ tax filings is presently in progress.

g)	Common Expenses

Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

h)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under an Investment Advisory Agreement, each Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the “Advisor”) equal, on an annual basis, to 0.90% of its average daily net assets. In addition, under a Business Management Agreement, each Fund pays a business management fee to the Advisor equal, on an annual basis, to 0.03% of its average daily net assets.

A Trustee and certain officers of the Funds are also officers of the Advisor.

Pursuant to an Expense Limitation Agreement entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2019, to reduce its fees and/or reimburse certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain annual operating expenses of each class of shares of

FAM Funds — Notes to Financial Statements (Unaudited)

each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Equity-Income Fund and 1.42% for FAM Small Cap Fund; and for the Institutional Shares: 0.99% for FAM Value Fund, 1.10% for FAM Equity-Income Fund and 1.20% for FAM Small Cap Fund. Each Fund has agreed to repay the Advisor for fee reductions or expense reimbursements by the Advisor pursuant to the Expense Limitation Agreement provided that such repayment does not cause the annual operating expenses for the applicable class of shares to exceed the applicable limit and the repayment is made within three years after the year in which the Advisor reduced its fee or reimbursed expenses.

During the six months ended June 30, 2018, pursuant to the terms of the Expense Limitation Agreement, the Advisor reduced its fees for FAM Value Fund in the amount of $18,646. The FAM Equity-Income and FAM Small Cap Fund did not have any advisory fee reductions for the six months ended June 30, 2018. The Advisor is permitted to seek reimbursement from the Funds for fees reductions and/or expense reimbursements over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to be repaid for any previously reduced fees and expense reimbursements. During the six months ended June 30, 2018, the Advisor recouped prior years’ fee reductions from FAM Equity-Income Fund and FAM Small Cap Fund of $4,149 and $10,280, respectively.

As of June 30, 2018, the amounts of previously reduced fees that the Advisor may recoup from FAM Value Fund is shown below, along with the expiration date of such recoupment:

	May 1, 2020	May 1, 2021	May 1, 2022	Total
FAM Value Fund	$137,822	$70,548	$18,646	$227,016

As of June 30, 2018, all previously reduced fees for FAM Equity-Income Fund and FAM Small Cap Fund have been recouped by the Advisor.

The Funds have adopted Shareholder Administrative Services Plans for each class of shares pursuant to which each Fund may pay shareholder administrative servicing fees to the Advisor and to financial intermediaries for providing, or arranging for the provision of, certain types of shareholder administrative services to shareholders of each respective class of shares that are serviced by the Advisor, affiliates of the Advisor or the financial intermediary. Pursuant to the Shareholder Administrative Services Plan for Investor Shares, the Investor Shares of each Fund may pay shareholder administrative servicing fees of up to 0.25% per annum of the average daily net assets allocable to Investor Shares of each respective Fund, and pursuant to the Shareholder Administrative Services Plan for Institutional Shares, the Institutional Shares of each Fund may pay shareholder administrative servicing fees of up to 0.15% per annum of the average daily net assets allocable to Institutional Shares of each respective Fund.

FAM Funds — Notes to Financial Statements (Unaudited)

FAM Shareholder Services, Inc. (“FSS”), a company under common control with the Advisor, serves as shareholder account servicing agent and receives a fee at the annual rates of 0.11% of average daily net assets allocable to the Investor Shares of each Fund and 0.03% of average daily net assets allocable to Institutional Shares of each Fund. For the six months ended June 30, 2018, shareholder account service fees paid to FSS were as follows:

FAM Value Fund	$514,278
FAM Equity-Income Fund	$93,945
FAM Small Cap Fund	$42,843

The Advisor serves as the fund accounting agent and receives a fee at the annual rate of 0.07% on each Fund’s average daily net assets. For the six months ended June 30, 2018, the Funds’ fund accounting fees paid to the Advisor amounted to:

FAM Value Fund	$436,886
FAM Equity-Income Fund	$79,179
FAM Small Cap Fund	$58,146

Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advisor, acts as distributor of the Funds’ shares. FSI receives no compensation for providing distribution services to the Funds.

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Chief Compliance Officer to the Funds, as well as certain additional compliance support functions. The Funds pay Ultimus fees in accordance with the agreement for such services. During the six months ended June 30, 2018, Ultimus earned $25,000 from the Funds for such services. Certain officers of the Trust are also officers of Ultimus.

Note 3. Shares of Beneficial Interest

At June 30, 2018, an unlimited number of shares of beneficial interest ($0.001 par value) of each Fund were authorized.

FAM Funds — Notes to Financial Statements (Unaudited)

Transactions for each Fund are as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
FAM Value Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	331,512	$24,563,133	915,108	$63,803,955
Shares issued on reinvestment of distributions	—	—	777,257	57,400,408
Shares redeemed	(681,788)	(50,615,986)	(1,552,052)	(108,764,934)
Investor Share Transactions	(350,276)	$(26,052,853)	140,313	$12,439,429
Institutional Shares
Shares sold	153,499	$11,548,823	359,370	$24,822,776
Shares issued on reinvestment of distributions	—	—	9,765	722,339
Shares redeemed	(59,076)	(4,491,319)	(47,405)	(3,508,584)
Institutional Share Transactions	94,423	$7,057,504	321,730	$22,036,531
Net increase (decrease) from capital transactions	(255,853)	$(18,995,349)	462,043	$34,475,960

FAM Funds — Notes to Financial Statements (Unaudited)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
FAM Equity-Income Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	309,619	$9,501,683	1,074,307	$30,059,458
Shares issued on reinvestment of distributions	31,258	949,499	51,494	1,479,719
Shares redeemed	(343,068)	(10,483,785)	(1,039,082)	(29,366,540)
Net increase (decrease) from capital transactions	(2,191)	$(32,603)	86,719	$2,172,637

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
FAM Small Cap Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	663,009	$12,145,869	1,672,579	$29,633,045
Shares issued on reinvestment of distributions	—	—	136,108	2,494,859
Shares redeemed	(581,917)	(10,766,974)	(1,447,661)	(25,564,705)
Investor Share Transactions	81,092	$1,378,895	361,026	$6,563,199
Institutional Shares
Shares sold	475,509	$8,747,511	749,517	$13,306,416
Shares issued on reinvestment of distributions	—	—	35,360	649,922
Shares redeemed	(242,252)	(4,474,296)	(346,952)	(6,249,684)
Institutional Share Transactions	233,257	$4,273,215	437,925	$7,706,654
Net increase from capital transactions	314,349	$5,652,110	798,951	$14,269,853

FAM Funds — Notes to Financial Statements (Unaudited)

Note 4. Investment Transactions

During the six months ended June 30, 2018, purchases and sales of investment securities, other than short-term obligations, were:

	Purchases	Sales
FAM Value Fund	$33,433,154	$49,479,919
FAM Equity-Income Fund	12,749,080	13,890,742
FAM Small Cap Fund	23,239,386	22,824,071

Note 5. Income Taxes and Distributions to Shareholders

The tax composition of dividends and distributions paid to shareholders during the six months ended June 30, 2018 and the year ended December 31, 2017 were:

	FAM Value Fund		FAM Equity- Income Fund		FAM Small Cap Fund
	2018	2017	2018	2017	2018	2017
Distributions paid from:
Ordinary income	$—	$—	$1,004,674	$1,595,422	$—	$—
Long-term capital gains	—	60,952,499	—	—	—	3,459,623
Total distributions	$—	$60,952,499	$1,004,674	$1,595,422	$—	$3,459,623

FAM Funds — Notes to Financial Statements (Unaudited)

The following information is computed on a tax basis for each item as of June 30, 2018:

	FAM Value Fund	FAM Equity- Income Fund	FAM Small Cap Fund
Tax cost of portfolio investments	$531,463,091	$125,047,653	$140,476,699
Gross unrealized appreciation	717,076,295	106,104,706	41,904,477
Gross unrealized depreciation	(267,029)	(457,137)	(1,872,454)
Net unrealized appreciation	716,809,266	105,647,569	40,032,023
Accumulated ordinary income (loss)	1,521,211	116,565	(355,962)
Other gains (losses)	18,598,840	(339,742)	5,447,942
Capital loss carryforwards	—	(4,202,319)	—
Accumulated earnings	$736,929,317	$101,222,073	$45,124,003

As of December 31, 2017, FAM Equity-Income Fund had short-term and long-term capital loss carryforwards (“CLCFs”) for federal income tax purposes of $3,862,685 and $339,634, respectively, that do not expire. These CLCFs may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Note 6. Line of Credit

The FAM Value Fund, the FAM Equity-Income Fund and the FAM Small Cap Fund each have a line of credit up to 33 1/3% of its net assets, with a maximum of $145,000,000, $23,000,000, and $13,000,000, respectively.

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until November 27, 2018, when any advances are to be repaid. During the six months ended June 30, 2018, no amounts were drawn from the available lines.

Note 7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

FAM Funds — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Value Fund (Investor Shares)			Years Ended December 31,
Per share information (For a share outstanding throughout each period)	Six Months Ended June 30, 2018 (Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$73.52		$66.00	$60.06	$66.58	$61.81	$48.88
Income (loss) from investment operations:
Net investment income (loss)(a)	0.09		(0.06)	(0.07)	(0.13)	(0.16)	(0.18)
Net realized and unrealized gain (loss) on investments	0.30		11.30	9.44	(0.95)	8.47	16.28
Total from investment operations	0.39		11.24	9.37	(1.08)	8.31	16.10
Less distributions from:
Net realized gains	—		(3.72)	(3.43)	(5.44)	(3.54)	(3.16)
Return of capital	—		—	—	—	—	(0.01)
Total distributions	—		(3.72)	(3.43)	(5.44)	(3.54)	(3.17)
Change in net asset value for the period	0.39		7.52	5.94	(6.52)	4.77	12.93
Net asset value, end of period	$73.91		$73.52	$66.00	$60.06	$66.58	$61.81
Total return	0.53	%(b)	17.00%	15.60%	(1.74%)	13.41%	32.96%

Ratios/supplemental data
Net assets, end of period (000)	$1,216,787		$1,236,170	$1,100,380	$957,362	$995,235	$941,765
Ratios to average net assets of:
Expenses, total	1.18	%(c)	1.19%	1.19%	1.18%	1.18%	1.19%
Expenses, net (includes fees reduced by Advisor)	1.18	%(c)	1.18%	1.18%	1.18%	1.18%	1.19%
Net investment income (loss)	0.24	%(c)	(0.09%)	(0.11%)	(0.19%)	(0.25%)	(0.24%)
Portfolio turnover rate	3	%(b)	10%	4%	9%	6%	8%

(a)	Based on average shares outstanding.
(b)	Not annualized.
(c)	Annualized.

FAM Funds — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Value Fund (Institutional Shares)			Year Ended December 31,
Per share information (For a share outstanding throughout each period)	Six Months Ended June 30, 2018 (Unaudited)		2017 (a)
Net asset value, beginning of period	$73.64		$66.85
Income from investment operations:
Net investment income(b)	0.16		0.08
Net realized and unrealized gain on investments	0.31		10.43
Total from investment operations	0.47		10.51
Less distributions from:
Net realized gains	—		(3.72)
Change in net asset value for the period	0.47		6.79
Net asset value, end of period	$74.11		$73.64
Total return	0.64	%(c)	15.69	%(c)

Ratios/supplemental data
Net assets, end of period (000)	$30,839		$23,693
Ratios to average net assets of:
Expenses, total	1.09	%(d)	1.17	%(d)
Expenses, net (includes fees reduced by Advisor)	0.99	%(d)	0.99	%(d)
Net investment income	0.43	%(d)	0.11	%(d)
Portfolio turnover rate	3	%(c)	10	%(e)

(a)	Value Fund Institutional Shares inception January 3, 2017.
(b)	Based on average shares outstanding.
(c)	Not annualized
(d)	Annualized
(e)	Represents the year ended December 31, 2017.

FAM Funds — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Equity-Income Fund			Years Ended December 31,
Per share information (For a share outstanding throughout each period)	Six Months Ended June 30, 2018 (Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$30.11		$26.93	$24.11	$25.53	$24.77	$20.08
Income (loss) from investment operations:
Net investment income(a)	0.12		0.24	0.18	0.21	0.19	0.17
Net realized and unrealized gain (loss) on investments	0.87		3.15	5.00	(0.38)	1.75	5.79
Total from investment operations	0.99		3.39	5.18	(0.17)	1.94	5.96
Less distributions from:
Net investment income	(0.14)		(0.21)	(0.18)	(0.21)	(0.19)	(0.18)
Net realized gains	—		—	(2.09)	(1.04)	(0.85)	(1.03)
Return of capital	—		—	(0.09)	—	(0.14)	(0.06)
Total distributions	(0.14)		(0.21)	(2.36)	(1.25)	(1.18)	(1.27)
Change in net asset value for the period	0.85		3.18	2.82	(1.42)	0.76	4.69
Net asset value, end of period	$30.96		$30.11	$26.93	$24.11	$25.53	$24.77
Total return	3.28	%(b)	12.64%	21.59%	(0.73%)	7.85%	29.79%

Ratios/supplemental data
Net assets, end of period (000)	$230,709		$224,476	$198,364	$148,649	$161,521	$146,568
Ratios to average net assets of:
Expenses, total	1.23	%(c)	1.25%	1.26%	1.27%	1.26%	1.29%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by the Advisor)	1.24	%(c)	1.25%	1.26%	1.27%	1.26%	1.29%
Net investment income	0.81	%(c)	0.84%	0.70%	0.83%	0.76%	0.71%
Portfolio turnover rate	6	%(b)	12%	26%	16%	11%	10%

(a)	Based on average shares outstanding.
(b)	Not annualized.
(c)	Annualized.

FAM Funds — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Small Cap Fund (Investor Shares)			Years Ended December 31,
Per share information (For a share outstanding throughout each period)	Six Months Ended June 30, 2018 (Unaudited)		2017	2016	2015		2014	2013
Net asset value, beginning of period	$18.21		$17.79	$14.75	$15.32		$14.77	$11.03
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.04)		(0.05)	(0.03)	(0.04)		(0.01)	0.04
Net realized and unrealized gain (loss) on investments	1.10		0.86	3.60	(0.50)		0.83	4.43
Total from investment operations	1.06		0.81	3.57	(0.54)		0.82	4.47
Less distributions from:
Net investment income	—		—	—	(0.00	)(b)	—	(0.03)
Net realized gains	—		(0.39)	(0.53)	(0.03)		(0.18)	(0.70)
Return of capital	—		—	—	—		(0.09)	(0.00	)(b)
Total distributions	—		(0.39)	(0.53)	(0.03)		(0.27)	(0.73)
Change in net asset value for the period	1.06		0.42	3.04	(0.57)		0.55	3.74
Net asset value, end of period	$19.27		$18.21	$17.79	$14.75		$15.32	$14.77
Total return	5.82	%(c)	4.55%	24.21%	(3.49%)		5.58%	40.49%

Ratios/supplemental data
Net assets, end of period (000)	$128,923		$120,303	$111,122	$98,477		$66,905	$42,674
Ratios to average net assets of:
Expenses, total	1.28	%(d)	1.30%	1.36%	1.36%		1.42%	1.57%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.29	%(d)	1.33%	1.36%	1.36%		1.42%	1.35%
Net investment income (loss)	(0.46	%)(d)	(0.30%)	(0.23%)	(0.29%)		(0.09%)	0.05%
Portfolio turnover rate	15	%(c)	19%	26%	27%		13%	20%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.

FAM Funds — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Small Cap Fund (Institutional Shares)			Years Ended December 31,
Per share information (For a share outstanding throughout each period)	Six Months Ended June 30, 2018 (Unaudited)		2017		2016
Net asset value, beginning of period	$18.26		$17.82		$14.75
Income (loss) from investment operations:
Net investment loss(a)	(0.03)		(0.03)		(0.00	)(b)
Net realized and unrealized gain on investments	1.11		0.86		3.60
Total from investment operations	1.08		0.83		3.60
Less distributions from:
Net investment income	—		(0.00	)(b)	—
Net realized gains	—		(0.39)		(0.53)
Total distributions	—		(0.39)		(0.53)
Change in net asset value for the period	1.08		0.44		3.07
Net asset value, end of period	$19.34		$18.26		$17.82
Total Return	5.91	%(c)	4.66%		24.42%

Ratios/supplemental data
Net assets, end of period (000)	$50,050		$42,989		$34,142
Ratios to average net assets of:
Expenses, total	1.16	%(d)	1.22%		1.23%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.17	%(d)	1.20%		1.16%
Net investment loss	(0.34	%)(d)	(0.16%)		(0.03%)
Portfolio turnover rate	15	%(c)	19%		26%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Not Annualized.
(d)	Annualized.

FAM Funds — Expense Data (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (January 1, 2018) and held until the end of the period (June 30, 2018).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual Expenses

The first line for each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical example of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

FAM Funds — Expense Data (Unaudited) continued

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Net Expense Ratio	Expenses Paid During Period *

FAM Value Fund - Investor Shares: Actual Return	$1,000.00	$1,005.30	1.18%	$5.87
Hypothetical 5% Return	$1,000.00	$1,018.94	1.18%	$5.91

FAM Value Fund - Institutional Shares: Actual Return	$1,000.00	$1,006.40	0.99%	$4.93
Hypothetical 5% Return	$1,000.00	$1,019.89	0.99%	$4.96

FAM Equity-Income Fund - Investor Shares: Actual Return	$1,000.00	$1,032.80	1.24%	$6.25
Hypothetical 5% Return	$1,000.00	$1,018.65	1.24%	$6.21

FAM Small Cap Fund - Investor Shares: Actual Return	$1,000.00	$1,058.20	1.29%	$6.58
Hypothetical 5% Return	$1,000.00	$1,018.40	1.29%	$6.46

FAM Small Cap Fund - Institutional Shares: Actual Return	$1,000.00	$1,059.10	1.17%	$5.97
Hypothetical 5% Return	$1,000.00	$1,018.99	1.17%	$5.86

*

Expenses are calculated using the Funds’ annualized net expense ratios, which represent net expenses as a percentage of average daily net assets for the one-half year period ended June 30, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (181); and then dividing that result by the number of days in the current fiscal year (365).

FAM Funds — Supplemental Information (Unaudited)

Statement Regarding Availability of Proxy Voting Policies and Procedures.

Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record.

Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at http://famfunds.com (ii) and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisor

Fenimore Asset

Management, Inc.

Cobleskill, NY

Custodian

U.S. Bank, N.A.

Cincinnati, OH

Independent Registered Public Accounting Firm

BBD, LLP

Philadelphia, PA

Trustees

Donald J. Boteler

Paul Keller, CPA

Fred “Chico” Lager

John J. McCormack, Jr.,
Independent Chairman

Kevin J. McCoy, CPA

Thomas O. Putnam

Barbara V. Weidlich

Legal Counsel

Dechert LLP

Washington, DC

Shareholder Servicing Agent

FAM Shareholder Services, Inc.

Cobleskill, NY

Distributor

Fenimore Securities, Inc.

Cobleskill, NY

384 North Grand Street

PO Box 399

Cobleskill, New York

12043-0399

(800) 932-3271

www.famfunds.com

FACTS	WHAT DOES FAM FUNDS (FENIMORE ASSET MANAGEMENT TRUST) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account balances

● Transaction history and investment experience

● Retirement assets and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons FAM Funds (Fenimore Asset Management Trust) chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fenimore Asset Management Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	We don’t share with third parties
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For affiliates to market to you	Yes	We don’t share with third parties
For nonaffiliates to market to you	Nos	We don’t share

To limit our sharing

● Call (800) 932-3271

● Visit us online: www.famfunds.com

● Mail the form on page 2

Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described above in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call (800) 932-3271 or go to www.famfunds.com

Mail-in form
Leave Blank OR If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below □ Apply my choices only to me

Mark any/all you want to limit:

□ Do not share information about my creditworthiness with your affiliates for their everyday business purposes.

□ Do not allow your affiliates to use my personal information to market to me.

□ Do not share my personal information with nonaffiliates to market their products and services to me.

Name	Mail to: FAM Funds PO Box 399 Cobleskill, NY 12043
Address
City/ST/Zip
Account #

What We Do
How does FAM Funds (Fenimore Asset Management Trust) protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does FAM Funds (Fenimore Asset Management Trust) collect my personal information?

We collect your personal information, for example, when you:

● open an account

● direct us to buy securities

● direct us to sell your securities

● make deposits or withdrawals from your account

● tell us about your investment or retirement portfolio

Why can’t I limit all sharing?

Federal law gives you the right to limit only sharing for affiliates’ everyday business purposes - information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● FAM Funds (Fenimore Asset Management Trust) shares with our affiliates.
Nonaffiliates

Companies not related by common ownership or control.
They can be financial and nonfinancial companies.

● FAM Funds (Fenimore Asset Management Trust) does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● FAM Funds (Fenimore Asset Management Trust) does not market jointly.

Notice to European Union Investors:

Please be advised that our privacy policy is designed to comply solely with applicable U.S. law. It is the general policy of FAM Funds (Fenimore Asset Management Trust) to not offer or sell their shares to individuals resident in any member state of the European Union (the “EU”). Accordingly, the Funds do not offer goods or services to EU residents or monitor the behavior of EU residents, and are therefore not subject to the personal data protection requirements of the EU’s General Data Protection Regulation (“GDPR”) provisions that are otherwise applicable to certain activities with respect to the personal data of investors resident in the EU.

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384 North Grand Street

PO Box 399

Cobleskill, NY 12043

800.932.3271 / famfunds.com

Distributed by Fenimore Securities, Inc. Member FINRA/SIPC

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Fenimore Asset Management Trust

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	August 31, 2018

By (Signature and Title)*		/s/ Michael F. Balboa
Michael F. Balboa, Treasurer

Date	August 31, 2018

*	Print the name and title of each signing officer under his or her signature.